UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2010

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Iowa	001-31911	42-1447959
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6000 Westown Parkway, West Des Moines, Iowa 50266

(Address of Principal Executive Offices)  (Zip Code)

(515) 221-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Purchase Agreement

On September 16, 2010, American Equity Investment Life Holding Company (“American Equity” or the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with J.P. Morgan Securities LLC, as representative of the several initial purchasers named therein (collectively, the “Initial Purchasers”), with respect to the Company’s issuance and sale of $200 million in aggregate principal amount of 3.50% Convertible Senior Notes due 2015 (the “Notes”), which includes the full exercise by the Initial Purchasers of the option to purchase an additional $30 million principal amount of Notes. The Notes will mature on September 15, 2015. Upon conversion of the Notes, holders will receive, under certain circumstances, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, based on an initial conversion rate for the Notes of 80 shares of the Company’s common stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of $12.50 per share of the Company’s common stock.

The Company estimates that the net proceeds from the offering, after deducting estimated fees and expenses and the Initial Purchasers’ discounts and commissions, will be approximately $193.3 million. The Company used a portion of the proceeds of the offering to pay the cost of the convertible note hedge transactions that the Company entered into with JPMorgan Chase Bank, National Association, London Branch and Deutsche Bank AG, London Branch (collectively, the “Option Counterparties”), taking into account the proceeds to the Company of the warrant transactions (each as described under “Convertible Note Hedge and Warrant Transactions” below) and repay outstanding amounts under its credit facility and intends to use the balance of the proceeds to repurchase outstanding convertible notes and for general corporate purposes.

The Purchase Agreement includes customary representations, warranties and covenants. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.

Convertible Note Hedge and Warrant Transactions

Concurrently with the pricing of the Notes, on September 16, 2010, the Company entered into convertible note hedge transactions (collectively, the “Note Hedges”) with respect to its common stock (the “Purchased Options”) with the Option Counterparties. The Purchased Options are expected generally to both reduce the potential dilution upon conversion of the Notes and the Company’s exposure to potential cash payments it may be required to make upon a cash conversion of the Notes.

Separately and concurrently with the pricing of the Notes, on September 16, 2010, the Company entered into warrant transactions (collectively, the “Warrant Transactions”), whereby the Company sold to the Option Counterparties warrants to acquire shares of the Company’s common stock (the “Sold Warrants”).

On September 17, 2010, the Company entered into amendments to the Note Hedges (collectively, the “Note Hedge Amendments”). The Note Hedge Amendments increase the number of shares of the Company’s common stock covered by the Purchased Options to up to 16,000,000 shares (subject, in each case, to adjustments substantially similar to those in the Notes). On the same date, the Company entered into amendments to the Warrant Transactions (collectively, the “Warrant Amendments”) and an additional warrant transaction (the “Additional Warrant Transaction”), whereby it sold to one of the Option Counterparties warrants to acquire additional shares of its common stock (the “Additional Sold Warrants”). The Sold Warrants and Additional Sold Warrants cover 16,000,000 shares of the Company’s common stock.  The total number of shares of common stock deliverable by the Company under the Sold Warrants and Additional Sold Warrants is, however, currently limited to 11,663,780 shares.

The Sold Warrants and the Additional Sold Warrants could have a dilutive effect on the earnings per share to the extent that the price of the Company’s common stock exceeds the strike price of the Sold Warrants and the Additional Sold Warrants (which is initially equal to $16.00 per share, subject to adjustments).

The Note Hedges, as amended by the Note Hedge Amendments, the Warrant Transactions, as amended by the Warrant Amendments, and the Additional Warrant Transaction are separate transactions, entered into by the Company with the Option Counterparties, and are not part of the terms of the Notes. Holders of the Notes will not have any rights with respect to the Purchased Options, Sold Warrants or Additional Sold Warrants.

In connection with the Note Hedges, Warrant Transactions, Note Hedge Amendments, Warrant Amendments and Additional Warrant Transaction, the Company entered into letter agreements with the Option Counterparties (collectively, the “Confirmations”) setting forth the terms and conditions of the Note Hedges, Warrant Transactions, Note Hedge Amendments, Warrant Amendments and Additional Warrant Transaction.

The foregoing summary of the Purchase Agreement and Note Hedges, Warrant Transactions, Note Hedge Amendments, Warrant Amendments and Additional Warrant Transaction set forth above is qualified in its entirety by reference to the full text of the (i) Purchase Agreement; (ii) Letter Agreement regarding Call Option Transaction , dated September 16, 2010, between the Company and JPMorgan Chase Bank, National Association, London Branch; (iii) Letter Agreement regarding Base Warrants, dated September 16, 2010, between the Company and JPMorgan Chase Bank, National Association, London; (iv) Letter Agreement regarding Call Option Transaction, dated September 16, 2010, between the Company and Deutsche Bank AG, London Branch; (v) Letter Agreement regarding Base Warrants, dated September 16, 2010, between the Company and Deutsche Bank AG, London Branch; (vi) Letter Agreement regarding Additional Warrants, dated September 17, 2010, between the Company and Deutsche Bank AG, London Branch; (vii) Letter Agreement regarding Amendment to Call Option Transaction, dated September 17, 2010, between the Company and JPMorgan Chase Bank, National Association, London Branch; (viii) Letter Agreement regarding Amendment to Base Warrants, dated September 17, 2010, between the Company and JPMorgan Chase Bank, National Association, London; (ix) Letter Agreement regarding Amendment to Call Option Transaction, dated September 17, 2010, between the Company and Deutsche Bank AG, London Branch; and (x) Letter Agreement regarding Amendment to Base Warrants, dated September 17, 2010, between the Company and Deutsche Bank AG, London Branch, copies of which are attached to this Current Report on Form 8-K (“Form 8-K”) as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 respectively, and incorporated herein by reference.

Relationships

Certain of the Initial Purchasers and their affiliates perform various financial advisory, investment banking, commercial banking and other services from time to time for the Company and the Company’s affiliates. In particular, in November 2006, the Company entered into a five-year $150 million revolving line of credit facility with a consortium of banks, including affiliates of J.P. Morgan Securities LLC and other Initial Purchasers. The Company used a portion of the net proceeds from this offering to repay the amounts borrowed under this credit facility. In addition, an affiliate of J.P. Morgan Securities LLC and the London Branch of Deutsche Bank AG (the New York Branch of which is a lender under the Company’s credit facility) are Option Counterparties under the convertible note hedge transactions described above. Also, a member of the Company’s board of directors is a Managing Director of one of the Initial Purchasers.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), for resale by the Initial Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement. To the extent that any shares of the Company’s common stock are issued upon conversion of the Notes, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof, because no commission or other remuneration is expected to be paid in connection with conversion of the Notes and any resulting issuance of shares of the Company’s common stock.

The sale of the warrants to acquire shares of the Company’s common stock, as described under “Convertible Note Hedge and Warrant Transactions” in Item 1.01 above, was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.

The agreements included as exhibits to this Form 8-K contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1         Purchase Agreement, dated September 16, 2010, by and between American Equity Investment Life Holding Company and J.P. Morgan Securities LLC, as representative of the Initial Purchasers

10.2         Letter Agreement regarding Call Option Transaction, dated September 16, 2010, by and between American Equity Investment Life Holding Company and JPMorgan Chase Bank, National Association, London Branch

10.3         Letter Agreement regarding Base Warrants, dated September 16, 2010, by and between American Equity Investment Life Holding Company and JPMorgan Chase Bank, National Association, London Branch

10.4         Letter Agreement regarding Call Option Transaction, dated September 16, 2010, by and between American Equity Investment Life Holding Company and Deutsche Bank AG, London Branch

10.5         Letter Agreement regarding Base Warrants, dated September 16, 2010, by and between American Equity Investment Life Holding Company and Deutsche Bank AG, London Branch

10.6         Letter Agreement regarding Additional Warrants, dated September 17, 2010, by and between American Equity Investment Life Holding Company and Deutsche Bank AG, London Branch

10.7         Letter Agreement regarding Amendment to Call Option Transaction, dated September 17, 2010, by and between American Equity Investment Life Holding Company and JPMorgan Chase Bank, National Association, London Branch

10.8         Letter Agreement regarding Amendment to Base Warrants, dated September 17, 2010, by and between American Equity Investment Life Holding Company and JPMorgan Chase Bank, National Association, London Branch

10.9         Letter Agreement regarding Amendment to Call Option Transaction, dated September 17, 2010, by and between American Equity Investment Life Holding Company and Deutsche Bank AG, London Branch

10.10       Letter Agreement regarding Amendment to Base Warrants, dated September 17, 2010, by and between American Equity Investment Life Holding Company and Deutsche Bank AG, London Branch

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2010	AMERICAN EQUITY INVESTMENT
LIFE HOLDING COMPANY

	By:	/s/ John M. Matovina
	Name:	John M. Matovina
	Title:	Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Purchase Agreement, dated September 16, 2010, by and between American Equity Investment Life Holding Company and J.P. Morgan Securities LLC, as representative of the Initial Purchasers

10.2

Letter Agreement regarding Call Option Transaction, dated September 16, 2010, by and between American Equity Investment Life Holding Company and JPMorgan Chase Bank, National Association, London Branch

10.3	Letter Agreement regarding Base Warrants, dated September 16, 2010, by and between American Equity Investment Life Holding Company and JPMorgan Chase Bank, National Association, London Branch

10.4	Letter Agreement regarding Call Option Transaction, dated September 16, 2010, by and between American Equity Investment Life Holding Company and Deutsche Bank AG, London Branch

10.5	Letter Agreement regarding Base Warrants, dated September 16, 2010, by and between American Equity Investment Life Holding Company and Deutsche Bank AG, London Branch

10.6	Letter Agreement regarding Additional Warrants, dated September 17, 2010, by and between American Equity Investment Life Holding Company and Deutsche Bank AG, London Branch

10.7

Letter Agreement regarding Amendment to Call Option Transaction, dated September 17, 2010, by and between American Equity Investment Life Holding Company and JPMorgan Chase Bank, National Association, London Branch

10.8

Letter Agreement regarding Amendment to Base Warrants, dated September 17, 2010, by and between American Equity Investment Life Holding Company and JPMorgan Chase Bank, National Association, London Branch

10.9	Letter Agreement regarding Amendment to Call Option Transaction, dated September 17, 2010, by and between American Equity Investment Life Holding Company and Deutsche Bank AG, London Branch

10.10	Letter Agreement regarding Amendment to Base Warrants, dated September 17, 2010, by and between American Equity Investment Life Holding Company and Deutsche Bank AG, London Branch